--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 16, 2004


                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



          0-17000                                      38-2799780
 (Commission File Number)                     (IRS Employer Identification No.)



               101 North Pine River Street, Ithaca, Michigan         48847
                  (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (989) 875-4144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 16, 2004, Commercial National Financial Corporation (the "Company") entered into an Agreement and Plan of Merger, dated November 16, 2004 (the "Agreement"), with CB Merger Company, a wholly-owned subsidiary of the Company. The purpose of the Agreement is to effect a "going private" transaction that will allow the Company to deregister its shares of common stock, no par value per share, under the Securities Exchange Act of 1934, as amended. Subject to and in accordance with the terms of the Agreement, owners of less than 4,000 shares of common stock are entitled to receive $12.50 per share in cash. A copy of the Agreement is filed as Exhibit 2 to this report and is incorporated by reference into this Item 1.01.

         Consummation of the "going private" transaction is subject to certain contingencies, including the approval of the Company's shareholders.

         The Company will file a proxy statement and other relevant documents, including a Schedule 13E-3, concerning the proposed going private transaction with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents that the Company files with the SEC will be available free of charge from the Company,
Attention: Patrick G. Duffy, Executive Vice President & Chief Financial Officer, 101 North Pine River, Ithaca, Michigan, 48847.

         The directors, executive officers and certain other members of management of the Company may be soliciting proxies in favor of the proposed going private transaction from the Company's shareholders. For information about these directors, executive officers and members of management, please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which is available at the SEC's website (www.sec.gov) and from the Company at the address provided in the preceding paragraph.

ITEM 8.01         OTHER EVENTS.

         On November 17, 2004, the Company sent a letter to its shareholders to announce the Board's decision to engage in a "going private" merger transaction. The purpose of the transaction is to reduce the number of shareholders of record to below 300, after which the Company intends to terminate the registration of its stock with the Securities and Exchange Commission. A copy of the letter to shareholders is attached hereto as Exhibit 99, and is incorporated by reference into this Item 8.01.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed as part of this report:

     Exhibit 2         Agreement and Plan of Merger, dated November 16, 2004.

     Exhibit 99 Letter to shareholders of Commercial National Financial Corporation, dated November 17, 2004, informing shareholders of the Board's decision to engage in a "going private" merger transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2004          COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                   By:  /s/ Jeffrey S. Barker
                                        ---------------------
                                        Jeffrey S. Barker, President and Chief
                                        Executive Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

Exhibit 2            Agreement and Plan of Merger, dated November 16, 2004.

Exhibit 99 Letter to shareholders of Commercial National Financial Corporation, dated November 17, 2004, informing shareholders of the Board's decision to engage in a "going private" merger transaction.